Exhibit 4.1

EXECUTION COPY

AMENDMENT NO. 11 TO AND WAIVER UNDER THE CREDIT

AGREEMENT

Dated as of September 29, 2005

AMENDMENT NO. 11 TO AND WAIVER UNDER THE CREDIT AGREEMENT, dated as of September 29, 2005 (this “Amendment”), among DRESSER, INC., a Delaware corporation (the “U.S. Borrower”), D.I. LUXEMBOURG S.A.R.L., a corporation organized and existing under the laws of Luxembourg (the “Euro Borrower”, and, collectively with the U.S. Borrower, the “Borrowers”), DRESSER HOLDINGS, INC., a Delaware corporation (“Dresser Holdings” or the “Parent”), DEG ACQUISITIONS, LLC, a Delaware limited liability company (“DEG Acquisitions”), the Lenders listed on the signature pages hereto and MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrowers, DEG Acquisitions, the Subsidiary Guarantors, the Lender Parties party thereto and the Agents have entered into a Credit Agreement dated as of April 10, 2001, as amended by Amendment No. 1 thereto dated as of March 13, 2002, Amendment No. 2 thereto dated as of June 17, 2002, Amendment No. 3 thereto dated as of December 11, 2002, Amendment No. 4 and Waiver thereto dated as of March 31, 2003, Amendment No. 5 thereto dated as of June 30, 2003, Amendment No. 6 and Waiver thereto dated as of August 5, 2003, Amendment No. 7 thereto dated as of March 1, 2004, Amendment No. 8 and Waiver thereto dated as of March 18, 2005, Amendment No. 9 and Waiver thereto dated as of May 27, 2005 and Amendment No. 10 and Waiver thereto dated as of July 14, 2005 and as modified by the Consent dated as of June 3, 2004 (as so amended and modified, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement). Dresser Holdings has entered into an Assignment and Assumption Agreement dated as of July 3, 2002 with DEG Acquisitions whereby Dresser Holdings assumed the duties and liabilities of DEG Acquisitions under the Credit Agreement and the Security Agreement.

WHEREAS, the Borrowers desire to (a) amend certain provisions of the Credit Agreement and (b) waive certain Defaults and Events of Default under the Credit Agreement, in each case as provided herein;

WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to grant the Borrowers’ request as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is, effective as of the date hereof, hereby amended as follows:

(a) Section 1.01 is hereby amended by inserting the following new definition therein in the appropriate alphabetical order:

“Prepayment Amount” has the meaning specified in Section 6.01(n).

(b) Section 2.06(b)(ii)(A) is amended by (i) deleting the word “and” where it appears at the end of clause (i) of the parenthetical therein, (ii) inserting the word “and” immediately after subclause (ii) of such parenthetical and (iii) inserting the following new subclause (iii) at the end of such parenthetical:

“(iii) assets sold pursuant to clause (viii) and/or clause (ix) of Section 5.02(e)”

(c) Section 5.01 is amended by replacing clause (q) with the following:

“(q) On or prior to November 14, 2005, the U.S. Borrower shall furnish to the Agents and the Lender Parties (i) audited annual financial statements for the Fiscal Year ended in 2004, as required by Section 5.03(b) and (ii) to the extent that the annual financial statements for the Fiscal Years ended in 2002 or 2003 are required to be restated in connection with the preparation of such financial statements for the Fiscal Year ended in 2004, revised audited financial statements for such Fiscal Years, as required by Section 5.03(b), it being agreed that the delivery of the financial statements contained in the U.S. Borrower’s Annual Report on Form 10-K for the Fiscal Year ended in 2004, if such financial statements include the restated annual financial statements for the Fiscal Years ended in 2002 or 2003, shall satisfy the requirements of this clause (ii).”

(d) Section 5.02(e) is amended by deleting the word “and” where it appears at the end of clause (vi) thereof and adding a new clause (viii) and a new clause (ix) immediately following clause (vii) of such section to read as follows:

“(viii) the sale or other disposition of assets comprising, used in or relating to the world-wide on/off valve business of the U.S. Borrower and its Subsidiaries (including, without limitation, stock of Subsidiaries engaged in such business) and agreements granting the right to purchase or otherwise acquire such assets, so long as the Net Cash Proceeds of such sale are not less than the difference between U.S.$200,000,000 and the amount of Net Cash Proceeds, if any, received by the U.S. Borrower in respect of a sale or other disposition made pursuant to clause (ix) below; and

(ix) the sale or other disposition of assets comprising, used in or relating to the world-wide instruments business of the U.S. Borrower and its Subsidiaries (including, without limitation, stock of Subsidiaries engaged in such business) and agreements granting the right to purchase or otherwise acquire such assets.”

(e) Section 6.01 is amended by inserting the word “or” immediately after clause (m) thereof and adding a new clause (n) immediately following clause (m) of such section to read as follows:

“(n) the U.S. Borrower shall fail, within 30 days after its receipt of any Net Cash Proceeds from any sale of its world-wide on/off valve business permitted by Section 5.02(e)(viii) or any Net Cash Proceeds from any sale of its world-wide instruments business permitted by Section 5.02(e)(ix), to make an optional prepayment of Tranche C Term Advances pursuant to Section 2.06(a) in an amount (the “Prepayment Amount”) equal to the Net Cash Proceeds so received; provided, that if (and only if) substantially all of the assets of both of such businesses have been sold, the Prepayment Amount shall be reduced by an amount, not exceeding U.S.$30,000,000, equal to all such Net Cash Proceeds applied to pay Obligations of Foreign Subsidiaries;”

SECTION 2. Waiver and Standstill. (a) Subject to Section 3 hereof, the Required Lenders hereby waive any Default or Event of Default in respect of the provisions of Sections 2.06(b)(ii) (but only in respect of equity proceeds in an amount not greater than $10,000,000 used to finance an asset acquisition), 2.07(a), 2.08(c), 3.01(a)(vi), 3.01(c), 3.01(e), 3.01(i), 3.02, 4.01(g), 4.01(h), 4.01(i), 4.01(j), 4.01(q)(ii), 5.01(a), 5.01(g), 5.02(b)(ii)(F) and (G), 5.02(f)(vii), (viii) and (ix), 5.02(g), 5.03(a), 5.03(b), 5.03(c), 5.03(d), 5.04(a) and 5.04(b) of the Credit Agreement and any related or substantially comparable provision of any Loan Document, in each case consisting of, resulting from or relating in any respect to (i) the re-audit, revision or restatement of any financial statement delivered prior to the date of this Amendment by the U.S. Borrower or any of its Subsidiaries (including, without limitation, any misstatement therein or in any certificate, representation or warranty relating thereto and any error, defect or deficiency in accounting procedures or in the application of accounting principles reflected thereby or relating thereto), (ii) any failure to deliver any such financial statement or the 2004 audited annual financial statements when or as required, except as required by Section 5.01(q), (iii) any failure to comply with any obligation that became required to be performed or observed under any of such provisions by reason of the occurrence of any such Default or Event of Default or (iv) any misstatement as to the absence of any such Default or Event of Default.

(b) Subject to Section 3 hereof, the Required Lenders waive any Default or Event of Default now existing or hereafter arising under Section 6.01(e) of the Credit Agreement resulting from a default under Section 4.03 of the Indenture under which the Senior Subordinated Debt was issued; provided, however, that the exercise by the Trustee or the requisite holders of Senior Subordinated Notes of their right to give a notice of acceleration pursuant to Section 6.02 of such Indenture by reason of the existence of such default under Section 4.03 of the Indenture shall constitute an immediate Event of Default.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the first date set forth above (the “Amendment No. 11 Effective Date”) when each of the conditions set forth in this Section 3 to this Amendment shall have been fulfilled to the satisfaction of the Administrative Agent.

(i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrowers, (b) the Administrative Agent and (c) the Required Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment.

(ii) Payment of Fees and Expenses. The U.S. Borrower shall have paid, on or before September 30, 2005, (a) to the Administrative Agent, for the benefit of each Lender executing this Amendment on or before September 28, 2005, a fee equal to 0.05% of the aggregate Revolving Credit Commitments and Tranche C Term Advances of each such Lender and (b) all expenses (including the fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

(iii) Execution of Consent. The Administrative Agent shall have received counterparts of a Consent substantially in the form of Exhibit A to this Amendment, duly executed by each of the entities listed therein.

(iv) Waiver Under Refinancing Loan Agreement. The requisite number of lenders under the Refinancing Loan Agreement shall have agreed to waive any defaults under the Refinancing Loan Agreement arising from the matters referred to herein, on terms satisfactory to the Administrative Agent.

The Administrative Agent will notify the U.S. Borrower when this Amendment has become effective as set forth above, and such notice shall be conclusive and binding on the Lenders.

SECTION 4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

(a) On the date hereof, after giving effect to this Amendment No. 11, (i) no event has occurred and is continuing, or would result from the effectiveness of this Amendment No. 11, that constitutes a Default and (ii) all representations and warranties set forth in the Loan Documents shall be true and correct in all material respects.

(b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrowers of this Amendment No. 11 and by the Guarantors and the Grantors of the consent attached hereto or other transactions contemplated hereby.

(c) This Amendment No. 11 has been duly executed and delivered by the Borrowers. The consent attached hereto has been duly executed and delivered by each of the Guarantors and the Grantors. This Amendment No. 11 and each of the other Loan Documents, as amended hereby, to which each Borrower, each Guarantor and each Grantor is a party are legal, valid and binding obligations of such Borrower, such Guarantor and such Grantor, as applicable, enforceable against such Borrower, such Guarantor and such Grantor, as applicable, in accordance with their respective terms.

SECTION 5. Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

SECTION 8. Entire Agreement; Modification. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

SECTION 9. Confirmation of Release of Collateral. Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents as amended hereby, the Collateral Agent will, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from all assignments and security interests granted by the Loan Documents; provided, however, that such Grantor shall have delivered to the Collateral Agent, at least five Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request.

[Signatures follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

DRESSER, INC., as U.S. Borrower

By:		/S/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President and Chief Financial Officer

D.I. LUXEMBOURG S.A.R.L., as Euro Borrower

By:		/S/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Manager

DEG ACQUISITIONS, LLC

By:	FIRST RESERVE FUND VIII, L.P.,
a Delaware limited partnership, its Manager

	By:	FIRST RESERVE GP VIII, L.P.,
a Delaware limited partnership, its general partner

By:	FIRST RESERVE CORPORATION,
a Delaware corporation, its general partner

By:		/S/ THOMAS R. DENISON
	Name:	Thomas R. Denison
	Title:	Managing Director

DRESSER HOLDINGS, INC.

By:		/S/ JAMES A. NATTIER
	Name:	James A. Nattier
	Title:	Executive Vice President

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ EUGENE MARTIN
	Name:	Eugene Martin
	Title:	Managing Director

MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent

By:	/s/ EUGENE MARTIN
	Name:	Eugene Martin
	Title:	Managing Director

EXHIBIT A TO AMENDMENT NO. 11

CONSENT

Reference is made to the Credit Agreement, dated as of April 10, 2001, as amended by Amendment No. 1 thereto dated as of March 13, 2002, Amendment No. 2 thereto dated as of June 17, 2002, Amendment No. 3 thereto dated as of December 11, 2002, Amendment No. 4 and Waiver thereto dated as of March 31, 2003, Amendment No. 5 dated as of June 30, 2003, Amendment No. 6 and Waiver thereto dated as of August 5, 2003, Amendment No. 7 thereto dated as of March 1, 2004, Amendment No. 8 and Waiver thereto dated as of March 18, 2005, Amendment No. 9 and Waiver thereto dated as of May 27, 2005 and Amendment No. 10 and Waiver thereto dated as of July 14, 2005 and as modified by the Consent dated as of June 3, 2004 and the Consent and Waiver dated as of March 18, 2005, among the Borrowers, the Lender Parties party thereto, and Morgan Stanley Senior Funding, Inc., as Administrative Agent (such Credit Agreement, as so amended and modified, the “Credit Agreement”).

Each of the undersigned confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment No. 11 to and Waiver under the Credit Agreement, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 11 to and Waiver under the Credit Agreement, and (b) the Collateral Documents to which such Person is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations and the Guaranteed Obligations, respectively (in each case, as defined therein).

DEG ACQUISITIONS, LLC

By:	FIRST RESERVE FUND VIII, L.P.,
a Delaware limited partnership, its Manager

	By:	FIRST RESERVE GP VIII, L.P.,
a Delaware limited partnership, its general partner

By:	FIRST RESERVE CORPORATION,
a Delaware corporation, its general partner

By:	/s/ THOMAS R. DENISON
	Name:	Thomas R. Denison
	Title:	Managing Director

DRESSER HOLDINGS, INC.

By:	/s/ JAMES A. NATTIER
	Name: Title:	James A. Nattier Executive Vice President

DRESSER INTERNATIONAL, INC.

By:	/s/ JAMES A. NATTIER
	Name: Title:	James A. Nattier Executive Vice President

DRESSER RE, INC.

By:	/s/ JAMES A. NATTIER
	Name: Title:	James A. Nattier Executive Vice President

DRESSER RUSSIA, INC.

By:	/s/ JAMES A. NATTIER
	Name: Title:	James A. Nattier Executive Vice President

LVF HOLDING CORPORATION

By:	/s/ JAMES A. NATTIER
	Name: Title:	James A. Nattier Executive Vice President

DRESSER ENTECH, INC.

By:	/s/ JAMES A. NATTIER
	Name: Title:	James A. Nattier Executive Vice President

RING-O VALVE, INCORPORATED

By:		/S/ JAMES A. NATTIER
	Name: Title:	James A. Nattier Executive Vice President

DRESSER CHINA, INC.

By:		/S/ JAMES A. NATTIER
	Name: Title:	James A. Nattier Executive Vice President

LENDERS

ULT CBNA Loan Funding LLC, for itself or as agent for ULT CFPI Loan Funding LLC

By:		/s/ BEATA KONOPKO
	Name:	Beata Konopko
	Title:	As Attorney-in-Fact

LENDERS

ALLIED IRISH BANKS PLC.

By:		/s/ R. TERRADISTA
	Name:	R. Terradista
	Title:	Sr. Vice President

By:		/S/ JOSEPH S. AUGUST_____
	Name:	JOSEPH S. AUGUST_____
	Title:	Vice President

LENDERS

Allstate Life Insurance Company
[Print Name of Financial Institution]

By:		/s/ CHRIS GOERGEN
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:		/S/ DOROTHY E. EVEN
	Name:	DOROTHY E. EVEN
	Title:	Authorized Signatory

AIMCO CDO Series 2000-A
[Print Name of Financial Institution]

By:		/s/ CHRIS GOERGEN
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:		/S/ DOROTHY E. EVEN
	Name:	DOROTHY E. EVEN
	Title:	Authorized Signatory

AIMCO CDO Series 2001-A
[Print Name of Financial Institution]

By:		/s/ CHRIS GOERGEN
	Name:	Chris Goergen
	Title:	Authorized Signatory

By:		/S/ DOROTHY E. EVEN
	Name:	DOROTHY E. EVEN
	Title:	Authorized Signatory

LENDERS

NORTHWOODS CAPITAL III, LIMITED

BY:	ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER
[Print Name of Financial Institution]

By:		/s/ BRADLEY PATTELLI
	Name:	Bradley Pattelli
	Title:	MANAGING DIRECTOR

LENDERS

NORTHWOODS CAPITAL IV, LIMITED

BY:	ANGELO, GORDON & CO., L.P.,
AS COLLATERAL MANAGER
[Print Name of Financial Institution]

By:		/s/ BRADLEY PATTELLI
	Name:	Bradley Pattelli
	Title:	MANAGING DIRECTOR

LENDERS

NAVIGATOR CDO 2004, LTD.

By:	Antares Asset Management Inc., as Agent

By:		/s/ STEVEN J. ROBINSON
	Name:	Steven J. Robinson
	Title:	Vice President

LENDERS

NOVA CDO 2001, LTD.

By:		/s/ STEVEN J. ROBINSON
	Name:	Steven J. Robinson
	Title:	Vice President

LENDERS

Sankaty Advisors, LLC as Collateral Manager for A VERY POINT CLO, LTD., as Term Lender
[Print Name of Financial Institution]

By:		/s/ TIMOTHY BARNS
	Name:	TIMOTHY BARNS
	Title:	SR. VICE PRESIDENT

LENDERS

Sankaty Advisors, Inc., as Collateral Manager for Brant Point CBO 1999-1 LTD., as Term Lender
[Print Name of Financial Institution]

By:		/s/ TIMOTHY BARNS
	Name:	TIMOTHY BARNS
	Title:	SR. VICE PRESIDENT

LENDERS

Sankaty Advisors, LLC, as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender
[Print Name of Financial Institution]

By:		/s/ TIMOTHY BARNS
	Name:	TIMOTHY BARNS
	Title:	SR. VICE PRESIDENT

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender
[Print Name of Financial Institution]

By:		/s/ TIMOTHY BARNS
	Name:	TIMOTHY BARNS
	Title:	SR. VICE PRESIDENT

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender
[Print Name of Financial Institution]

By:		/s/ TIMOTHY BARNS
	Name:	TIMOTHY BARNS
	Title:	SR. VICE PRESIDENT

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender
[Print Name of Financial Institution]

By:		/s/ TIMOTHY BARNS
	Name:	TIMOTHY BARNS
	Title:	SR. VICE PRESIDENT

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender
[Print Name of Financial Institution]

By:		/s/ TIMOTHY BARNS
	Name:	TIMOTHY BARNS
	Title:	SR. VICE PRESIDENT

LENDERS

Sankaty High Yield Partners III, L.P.
[Print Name of Financial Institution]

By:		/s/ TIMOTHY BARNS
	Name:	TIMOTHY BARNS
	Title:	SR. VICE PRESIDENT

PPM SPYGLASS FUNDING TRUST

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	AUTHORIZED AGENT

WINGED FOOT FUNDING TRUST

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	AUTHORIZED AGENT

LENDERS

Columbus Loan Funding Ltd.

By:	Citigroup Alternative Investments LLC

By:	/s/ JOHN O’CONNELL
Name:	John O’Connell
Title:	Vice President

LENDERS

Citigroup Investments Corporate Loan Fund Inc.

By:	Citigroup Alternative Investments LLC

By:	/s/ JOHN O’CONNELL
Name:	John O’Connell
Title:	Vice President

LENDERS

FRANKLIN FLOATING RATE DAILY ACCESS FUND
[Print Name of Financial Institution]

By:		/s/ RICHARD HSU
	Name:	Richard Hsu
	Title:	Vice President

LENDERS

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

ALZETTE EUROPEAN CLO S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

AVALON CAPITAL LTD.

By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

AVALON CAPITAL LTD. 3

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

CHAMPLAIN CLO, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

CHARTER VIEW PORTFOLIO

By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

DIVERSIFIED VIEW PORTFOLIO LTD.

By:	INVESCO Senior Secured Management, Inc. as Investment Advisor

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

INVESCO EUROPEAN CDO I S.A.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC

By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

PETRUSSE EUROPEAN CLO S.A.fvfv

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

SARATOGA CLO I, LIMITED

By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

LENDERS

KATONAH III, LTD. by Sankaty Advisors LLC as Sub-Advisors

By:		/s/ TIMOTHY BARNS
	Name:	Timothy Barns
	Title:	SR. Vice President

LightPoint CLO 2004-1, Ltd.

By:		/S/ THIMOTHY S. VAN KIRK
	Name:	THIMOTHY S. VAN KIRK
	Title:	MANAGING DIRECTOR

LENDERS

Venture IV CDO Limited

By	its investment advisor, MJX Asset Management LLC

By:		/s/ KEN OSTMARIN
	Name:	Ken Ostmarin
	Title:	Director

LENDERS

Natexis Banques Populaires
[Print Name of Financial Institution]

By:		/s/ TIMOTHY L. POLVADO
	Name:	Timothy L. Polvado
	Title:	Vice President & Group Manager

By:		/s/ DONOVAN C. BROUSSARD
	Name:	Donovan C. Broussard
	Title:	Vice President and Manager

LENDERS

Clydesdale CLO 2001-1, Ltd.
[Print Name of Financial Institution]

By:		/s/ RICHARD W. STENART
	Name:	Richard W. Stenart
	Title:	Managing Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

LENDERS

Clydesdale CLO 2003 Ltd
[Print Name of Financial Institution]

By:		/s/ RICHARD W. STENART
	Name:	Richard W. Stenart
	Title:	Managing Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

LENDERS

Clydesdale CLO 2004, Ltd
[Print Name of Financial Institution]

By:		/s/ RICHARD W. STENART
	Name:	Richard W. Stenart
	Title:	Managing Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

LENDERS

NCRAM Loan Trust
[Print Name of Financial Institution]

By:		/s/ RICHARD W. STENART
	Name:	Richard W. Stenart
	Title:	Managing Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISOR

LENDERS

Nomura Bond & Loan Fund
[Print Name of Financial Institution]

By:		/s/ RICHARD W. STENART
	Name:	Richard W. Stenart
	Title:	Managing Director

By:	UFJ Trust Bank Limited as Trustee

By:	Nomura Corporate Research and Asset Management Inc. Attorney in Fact

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

CELERITY CLO LIMITED

By:	TCW Advisors, Inc., As Agent

By:		/s/ VIKAS MAVINKURVE
	Name:	VIKAS MAVINKURVE
	Title:	VICE PRESIDENT

By:		/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	MANAGING DIRECTOR

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

C-SQUARED CDO LTD.

By:	TCW Advisors, Inc., as its Portfolio Manager

By:		/s/ VIKAS MAVINKURVE
	Name:	VIKAS MAVINKURVE
	Title:	VICE PRESIDENT

By:		/s/ G. WAYNE HOSANG
	Name:	G. Wayne Hosang
	Title:	Vice President

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

FIRST 2004-I CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ VIKAS MAVINKURVE
Name:	Vikas Mavinkurve
Title	Vice President

By:	/s/ G. WAYNE HOSANG
Name:	G. Wayne Hosang
Title	Vice President

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

FIRST 2004-II CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ VIKAS MAVINKURVE
Name:	Vikas Mavinkurve
Title	Vice President

By:	/s/ G. WAYNE HOSANG
Name:	G. Wayne Hosang
Title	Vice President

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A.

By:	TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC

By:	/s/ VIKAS MAVINKURVE
Name:	Vikas Mavinkurve
Title:	Vice President

By:	/s/ G. WAYNE HOSANG
Name:	G. Wayne Hosang
Title:	Vice President

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

TCW SELECT LOAN FUND, LIMITED

By:	TCW Advisors, Inc. as its Collateral Manager

By:	/s/ VIKAS MAVINKURVE
Name:	VIKAS MAVINKURVE
Title:	VICE PRESIDENT

By:	/s/ G. WAYNE HOSANG
Name:	G. Wayne Hosang
Title:	Vice President

LENDERS

Trust Company of the West
[Print Name of Financial Institution]

VELOCITY CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:	/s/ VIKAS MAVINKURVE
Name:	VIKAS MAVINKURVE
Title:	VICE PRESIDENT

By:	/s/ G. WAYNE HOSANG
Name:	G. Wayne Hosang
Title:	Vice President

LENDERS

TORONTO DOMINION (NEW YORK), LLC.

By:	/s/ MOSOOD FIKREE
Name:	Mosood Fikree
Title:	Authorized Signatory

LENDERS

WELLS FARGO BANK N.A.

By:		/s/ WILLIAM S. ROGERS
	Name:	William S. Rogers
	Title:	VICE PRESIDENT

LENDERS

INVESTORS BANK & TRUST COMPANY AS SUB-CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:		/s/ MARTHA HADELER
	Name:	Martha Hadeler
	Title:	Managing Director

By:		/s/ JOHN A. FRABOTTA
	Name:	JOHN A. FRABOTTA
	Title:	DIRECTOR

LENDERS

Hewett’s Island CDO, Ltd.
By:	Cypress Tree Investment Management Company, Inc., as Portfolio Manager

	By:		/s/ JOHN A. FRABOTTA
		Name:	John A. Frabotta
		Title:	DIRECTOR

LENDERS

Katonah II, Ltd. by Sankaty Advisors LLC as Sub-Advisors
[Print Name of Financial Institution]

By:		/s/ TIMOTHY BARNS
	Name:	TIMOTHY BARNS
	Title:	SR. VICE PRESIDENT

LENDERS

MUIRFIELD TRADING LLC

By:		/s/ CRISTINA HIGGINS
	Name:	Cristina Higgins
	Title:	Authorized Agent

LENDERS

FORTIS CAPITAL CORP.

By:		/s/ PAUL NAUMANN
	Name:	Paul Naumann
	Title:	Managing Director

FORTIS CAPITAL CORP.

By:		/s/ JOHN M. CRANFORD
	Name:	John M. Cranford
	Title:	Senior Vice President

LENDERS

Credit Industriel et Commercial

By:		/s/ ANTHONY ROCK
	Name:	Anthony Rock
	Title:	Vice President

By:		/s/ MARCUS EDWARD
	Name:	Marcus Edward
	Title:	Vice President

LENDERS

ORIX Financial Services, Inc.

By:		/s/ KENNETH E. MOORE
	Name:	Kenneth E. Moore
	Title:	Managing Director

LENDERS

Aeries Finance-II Ltd.

By: Patriarch Partners X, LLC, its Managing Agent

By:		/s/ LYNN TILTON
	Name:	Lynn Tilton
	Title:	Manager

LENDERS

Airlie CBNA Loan Funding LLC for itself or as agent for Airlie CFPI Loan Funding LLC

By:		/s/ SUZANNE SMITH
	Name:	Suzanne Smith
	Title:	As Attorney-in-Fact

LENDERS

Canadian Imperial Bank of Commerce [Print Name of Financial Institution]

By:		/s/ JOHN O’DOWD
	Name:	John O’Dowd
	Title:	Authorized Signatory

By:		/s/ MILEWA GRGIC
	Name:	Milewa Grgic
	Title:	Authorized Signatory

LENDERS

LONG LANE MASTER TRUST II [Print Name of Financial Institution]

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Authorized Agent

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Team Lender [Print Name of Financial Institution]

By:		/s/ TIMOTHY BARNS
	Name:	Timothy Barns
	Title:	SR. Vice President

LENDERS

Stone Tower CLO II Ltd.
by: Stone Tower Debt Advisors as its Collateral Manager
[Print Name of Financial Institution]

By:		/s/ MICHAEL W. DELPECIO
	Name:	Michael W. Delpecio
	Title:	Authorized Signatory

LENDERS

ARCHIMEDES FUNDING III, LTD.

BY:	ING Capital Advisors LLC, as Collateral Manager

BY:		/s/ GORDON R. COOK
	Name:	Gordon R. Cook
	Title:	Sr. Credit Analyst

ARCHIMEDES FUNDING IV (CAYMAN), LTD.

BY:	ING Capital Advisors LLC, as Collateral Manager

BY:		/s/ GORDON R. COOK
	Name:	Gordon R. Cook
	Title:	Sr. Credit Analyst

ENDURANCE CLO I, LTD C/o ING Capital Advisors LLC, as Portfolio Manager

By:		/s/ GORDON R. COOK
	Name:	Gordon R. Cook
	Title:	Sr. Credit Analyst

NEMEAN CLO, LTD.

BY:	ING Capital Advisors LLC, as Investment Manager

BY:		/s/ GORDON R. COOK
	Name:	Gordon R. Cook
	Title:	Sr. Credit Analyst

SEQUILS-ING I (HBDGM), LTD.

BY:	ING Capital Advisors LLC, as Collateral Manager

BY:		/s/ GORDON R. COOK
	Name:	Gordon R. Cook
	Title:	Sr. Credit Analyst

LENDERS

SEQUILS-LIBERTY, LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:		/s/ KAREN S. KLAPPER
	Name:	Karen S. Klapper
	Title:	Authorized Signatory

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ GLENN P DUFFY

Name:	GLENN P DUFFY, CFA
Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED
By:	Babson Capital Management LLC as Investment Manager

By:	/s/ GLENN P DUFFY

Name:	GLENN P DUFFY, CFA
Title:	Managing Director

SUFFIELD CLO, LIMITED NEWTON CDO LTD SEABOARD CLO 2000 LTD. ELC (CAYMAN) LTD. 1999-II BABSON CLO LTD. 2003-I BABSON CLO LTD. 2004-I BABSON CLO LTD. 2005-III
By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ GLENN P DUFFY

Name:	GLENN P DUFFY, CFA
Title:	Managing Director

SIMSBURY CLO, LIMITED
By:	Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

By:	/s/ GLENN P DUFFY

Name:	GLENN P DUFFY, CFA
Title:	Managing Director

LENDERS

Ares VII CLO Ltd.

By:	Ares CLO Management VII, L.P., Investment Manager

By:	Ares CLO GP VII, LLC, Its General Partner

By:	/s/ SETH J. BRUFSKY

Name:	SETH J. BRUFSKY
Title:	VICE PRESIDENT

LENDERS

MASTER SENIOR FLOATING RATE TRUST

By:	/s/ OMAR JAMA

OMAR JAMA
Authorized Signatory

DEBT STRATEGIES FUND, INC.

By:	/s/ OMAR JAMA

OMAR JAMA
Authorized Signatory

SENIOR HIGH INCOME PORTFOLIO, INC.

By:	/s/ OMAR JAMA

OMAR JAMA
Authorized Signatory

LENDERS

Jasper CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ CHAD SCHRAMEK
	Name:	Chad Schramek, Assistant Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

LENDERS

Highland Floating Rate Limited Liability Company
By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its Investment Advisor

By:	/s/ M. JASON BLACKBURN

	Name:	Jason Blackburn Tressurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

LENDERS

Highland Floating Rate Advantage Fund

By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its Investment Advisor

By:	/S/ M. JASON BLACKBURN

	Name:	Jason Blackburn Tressurer

	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

LENDERS

[Print Name of Financial Institution]

NYLIM Flatiron CLO 2003-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact		By:

By:		/s/ ROBERT H. DIAL		Name:
	Name:	ROBERT H. DIAL		Title:
	Title:	Managing Director

NYLIM Flatiron CLO 2004-1 Ltd.			New York Life Insurance and Annuity Corporation

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact		By:	New York Life Investment Management LLC, Its Investment Manager

By:		/s/ ROBERT H. DIAL	By:		/s/ ROBERT H. DIAL
	Name:	ROBERT H. DIAL		Name:	ROBERT H. DIAL
	Title:	Managing Director		Title:	Managing Director

NYLIM Flatiron CLO 2005-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:		/s/ ROBERT H. DIAL
	Name:	ROBERT H. DIAL
	Title:	Managing Director

NYLIM High Yield CDO 2001 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:		/s/ ROBERT H. DIAL

	Name:	ROBERT H. DIAL
	Title:	Managing Director

New York Life Insurance Company

By:		/s/ ROBERT H. DIAL
	Name:	Robert H. Dial
	Title:	Vice President

LENDERS

Silvermine Capital Management
[Print Name of Financial Institution]

By:		/S/ JONATHAN J. MARKS
	Name:	Jonathan J. Marks
	Title:	Principal
Silvermine Capital Management, LLC
263 Tresser Blvd.
10th Floor
Stamford, CT 06901
(T) 203 399-3030
(F) 203 399-3002

LENDERS

CREDIT SUISSE, New York Branch (formerly known as CREDIT SUISSE FIRST BOSTON, acting through its New York Branch)

By:		/S/ DAVID DODD
	Name:	David Dodd
	Title:	Vice President

By:		/S/ MIKHAIL FAYBUSOVICH
	Name:	Mikhail Faybusovich
	Title:	Associate

LENDERS

BALLANTYNE FUNDING LLC
[Print Name of Financial Institution]

By:		/s/ M. CRISTINA HIGGINS
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

SunAmerica Life Insurance Company
By: AIG Global Investment Corp.,
Its Investment Adviser

/s/ JAMES LEE
Name:	James Lee
Title:	Vice President

Galaxy CLO 1999-1, Ltd.
By:	AIG Global Investment Corp.,
Its Collateral Manager

/s/ JAMES LEE
Name:	James Lee
Title:	Vice President

Galaxy CLO 2003-1, Ltd.
By:	AIG Global Investment Corp.,
Its Investment Adviser

/s/ JAMES LEE
Name:	James Lee
Title:	Vice President

Galaxy III CLO, Ltd.
By: AIG Global Investment Corp.,
Its Investment Adviser

/s/ JAMES LEE
Name:	James Lee
Title:	Vice President

LENDERS

Ameriprise Certificate Company By: RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:		/s/ YVONNE E. STEVENS
	Name:	Yvonne E. Stevens
	Title:	Senior Managing Director

LENDERS

Gale Force 1 CLO, Ltd.

By:		GSO Capital Partners LP as Collateral Manager

By:		/s/ MELISSA MARANO
	Name:	Melissa Marano
	Title:	Authorized Signatory

LENDERS

Stone Tower CLO III Ltd.

By:		Stone Tower Debt Advisors as its Collateral Manager
[Print Name of Financial Institution]

By:		/s/ MICHAEL W. DELPERCIO
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

LENDERS

BLACK DIAMOND CLO 2005-2 LTD

By:	Black Diamond Capital Management, L.L.C., as its Collateral Manager

By:	/s/ JAMES J. ZENNI, JR.
	Name:	James J. Zenni, Jr.
	Title:	President & Managing Partner Black Diamond Capital Management, L.L.C.

LENDERS

Travelers Insurance Company
[Print Name of Financial Institution]
As managed by Metropolitan Life Insurance

By:	/S/ JAMES R. DINGLER
	Name:	James R. Dingler
	Title:	Director

LENDERS

Metropolitan Life Insurance Company
[Print Name of Financial Institution]

By:	/s/ JAMES R. DINGLER
	Name:	James R. Dingler
	Title:	Director